FREEPORT-MCMORAN COPPER & GOLD INC.



3rd Quarter 2004 Earnings Conference Call

James R. Moffett
Chairman of the Board

Richard C. Adkerson
President and
Chief Executive Officer

October 19, 2004

www.fcx.com

FCX
LISTED
NYSE

FREEPORT-McMoRAN COPPER & GOLD INC.



Cautionary Statement

This presentation contains forward-looking statements in which we discuss factors we believe may affect our performance in the future. Forward-looking statements are all statements other than historical facts, such as statements regarding estimated anticipated sales volumes, projected unit production costs, projected operating cash flows, the impact of copper and gold price changes, the impact of changes in deferred intercompany profits on earnings and statements regarding FCX's liquidity. Accuracy of the projections depends on assumptions about events that change over time and is thus susceptible to periodic change based on actual experience and new developments. FCX cautions readers that it assumes no obligation to update or publicly release any revisions to the projections in this press release and, except to the extent required by applicable law, does not intend to update or otherwise revise the projections more frequently than quarterly. This press release includes forward looking statements regarding resources and mineralization. The resources and mineralization described in this press release will not qualify as reserves until comprehensive engineering studies establish their economic feasibility. Accordingly, no assurance can be given that the estimated resources and mineralization will become proved and probable reserves. Additionally, important factors that might cause future results to differ from these projections include industry risks, commodity prices, Indonesian political risks, weather-related risks, currency translation risks and other factors described in FCX's Annual Report on Form 10-K for the year ended December 31, 2003, filed with the Securities and Exchange Commission.

This presentation also contains certain financial measures such as net cash production costs per pound of copper and cathode cash production costs per pound of copper. As required by Securities and Exchange Commission Regulation G, reconciliations of these measures to amounts reported in FCX's consolidated financial statements are provided in the attachments to this press release.

FCX LISTED NYSE

3rd Quarter 2004 Highlights

THE STRENGTH OF OUR METALS

- **Achieved Important Milestones Established at Start of the Year**
  - Conducted Normal Mining Activities in Grasberg Pit; Opened Access to High Grades in 6 South for Mining in 4Q
- **Mill Rates Ramped Up During the Quarter**
- **Sold 262MM lbs of Copper and 350,000 ozs of Gold**
- **Exploration Drilling in the "Deep MLZ" Underground Target Yielded Positive Results**
- **Board Action to Increase Common Dividend to $1.00 per share**

Grasberg Open Pit
Status Update

THE STRENGTH OF OUR METALS

- Safety remains top priority
- Re-established Safe Access to High-Grade Areas
- Completed Accelerated Stripping of 30 million t on South Wall
- Completed Resloping/Removing Talus (broken rock)
- Installed Additional Monitoring Systems
- Completed Drill Program to Confirm Rock Quality
- Continue Dewatering South Wall & Pit Drainage Projects

Progress achieved is on-schedule with our plan established at start of 2004

Mill Throughput


(000's t/d)
152
164
194
220-230
1Q04
2Q04
3Q04
4Q04e

- Returned to normal rates in June 2004
- Maximize value with a variable mill rate
- Mill throughput varies with ore hardness

Grasberg Open Pit

South Wall
October 2004


7S
6S


Pushback 6S

Mining in Pushback 6S, our primary ore pushback, is @ 200K t/d

Grasberg Open Pit
Drainage Projects

THE STRENGTH OF OUR METALS


Drainage Diversion
System

Completed drainage diversion system on the west side of Grasberg in 3Q04 to divert surface water from the pit by 30%.

The in-pit surface water collection system consists of sumps in key areas. Water collected is pumped outside the pit.


In-Pit Sump

Grasberg Plan View

Copper Equivalent – End of 3Q04

THE STRENGTH OF OUR METALS



N
6N
B
6S
A
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Mining Sequence in 4Q 2004 -2005

Copper Equivalent Cross Section


75% of copper & 95% of gold production from Grasberg in 2005 is from Pushback 6S
6N
6S
Oct
Nov
1Q
Dec
2Q
3Q
4Q05
Legend:
0.50 – 0.99 % Eq Cu
1.00 – 1.99 % Eq Cu
2.00 – 2.99 % Eq Cu
> 3.00 % Eq Cu

Sequencing of 6S Releases Highest Grade in Second Half 2005

PT-FI Quarterly Sales

THE STRENGTH OF OUR METALS



1,000
750
500
250
0
million lbs/000's ozs
1998
1999
2000
2001
2002
2003
Gold
Copper
1Q98
2Q98
3Q98
4Q98
1Q99
2Q99
3Q99
4Q99
1Q00
2Q00
3Q00
4Q00
1Q01
2Q01
3Q01
4Q01
1Q02
2Q02
3Q02
4Q02
1Q03
2Q03
3Q03

Sequencing in the Grasberg results in variations in metal production, particularly for gold

DOZ Expansion to 50,000 t/d

Project Overview

THE STRENGTH OF OUR METALS

- **DOZ outperforming expectations. Additional infrastructure & development required to sustain rates above 35K t/d.**
- **Expansion is financially attractive**
  - *27% IRR at 85¢ copper & $270 gold*
  - *46% IRR at $1.25 copper & $400 gold*
- **Expansion Capital totals $62MM in 2004-2007 with $23MM for second crusher & additional ventilation and balance for accelerated development. PT-FI's 60% share totals $37MM.**
- **Incremental Production in 2005-2008 totals 85MM lbs copper and 175K ozs gold (100% basis)**
- **DOZ 50K Expansion ties into development of ESZ, MLZ, & Deep MLZ**

Deep MLZ Drilling
Progress Update

THE STRENGTH OF OUR METALS

- **Completed a 47,650-meter, 92-hole diamond drilling program at Deep MLZ**
  - ✓ Intercepted mineralized intervals in 75 holes
  - ✓ Interval lengths: 24-737 meters (avg 326 meters)
  - ✓ Interval grades: 0.41%-7.11% CuEq[1] (avg 1.8% CuEq)
- **Engineering studies required for reserve determination nearing completion**
- **PT-FI expects to add about 130 million t (averaging 1.25% copper and 1 g/t gold, equivalent to approximately 3 billion lbs payable copper & 3 million ozs payable gold) from Deep MLZ target into reserves by year-end.[2] Further additions possible as recent results are included in future engineering studies.**


ESZ
DOZ
MLZ
Deep MLZ

1 CuEq (copper equivalent) is used to express the relative value of ore using estimates of contained metal quantities, metal prices, recovery rates, treatment charges, and royalties
2 100% tonnage; pursuant to our joint venture arrangements, Rio Tinto is entitled to a 40% interest in any Deep MLZ reserves

LME & COMEX Exchange Stocks



LME Copper Price
LME & COMEX Exchange Stocks
000's Metric Tons
Cents Per Pound
1,400
1,200
1,000
800
600
400
200
0
160
140
120
100
80
60
40
20
1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004

Current Stocks Below 140K Metric Tons

- LME and Comex Stock Down ~550K Metric Tons (80%) Since 12/31/03

TC/RC Markets

THE STRENGTH OF OUR METALS



Industry Treatment and Refining Charges - 31% Cu
(L-T Contract includes PP)
Long-Term Contracts
Spot Market
Cents per Pound
40
30
20
10
0
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004

Impact of 1¢ Increase in TC/RC's

THE STRENGTH OF OUR METALS



($ in millions)
-$13
-$10
-$5
$6
$1
PT-FI Pre-Tax
Excl. Sales to PT Smelting Under Floor Price
After Tax Net to FCX
Atlantic Copper
FCX Consolidated

(based on annual PT-FI sales of approximately 1.3 billion pounds of copper)

Positive Outlook for 4Q04 and 2005

THE STRENGTH OF OUR METALS

- **Copper and Gold Sales Expected to Total 1.9 Billion lbs and 3.5 Million ozs Over Next Five Quarters**

	1st 9 Months 2004	4Q04e	2004e	2005e
Copper (MM lbs)	572	410	982	1,500
Gold (M ozs)	825	625	1,450	2,900
Net Cash Costs (per lb)(1)	56¢	18¢	40¢	-0-¢

- **At Prices of $1.30 Copper and $400 Gold, Operating Cash Flows Expected to Total Approximately $1.3 Billion Over Next 15 Months (2)**

(1) Based on copper price of $1.30 per pound and gold price of $400 per ounce for the 4th quarter of 2004 and 2005.

(2) Each 10¢ change in copper would impact this estimate by approximately $95 MM, and each $25/oz change in gold would have an approximate $45 MM impact.

e = estimate. Amounts are projections; see cautionary statement.

2004 Outlook
Quarterly Payable Metal Sales

PT-FI's share of Copper
1.0 billion pounds


500
400
300
200
100
0
Pounds in millions
105
205
262
410
1Q04
2Q04
3Q04
4Q04
Estimate

PT-FI's share of Gold
1.45 million ounces


700
600
500
400
300
200
100
0
Ounces in thousands
124
351
350
625
1Q04
2Q04
3Q04
4Q04
Estimate

PT-FI Mine Plan
PT-FI's Share of Metal Sales, 2004e-2008e


Copper, billion lbs
Gold, million ozs
2004e – 2008e PT-FI Share
Total: 6.6 billion lbs
Annual Average: 1.3 billion lbs
2004e – 2008e PT-FI Share
Total: 11.0 million ozs
Annual Average: 2.2 million ozs
1.0
1.5
1.5
2.9
1.4
1.9
1.1
1.9
1.6
2.8
2004e
2005e
2006e
2007e
2008e

e = estimate. Amounts are projections; see cautionary statement.

Note: Timing of annual sales will depend upon mine sequencing, shipping schedules and other factors.

FCX Capital Expenditures*

THE STRENGTH OF OUR METALS


($ in millions)
AC & Other
PT-FI
$165
$140
$155
$140
$150
$135
$120
$110
$130
$120
2004e
2005e
2006e
2007e
2008e

e = estimate. Amounts are projections; see cautionary statement

** Includes $37mm for PT-FI to increase DOZ output to 50,000 TPD on sustained basis.*

Average Net Unit Cash Costs at Various Gold Prices

THE STRENGTH OF OUR METALS



(¢ per payable pound)
2004
2005
2-Year Weighted Average
@ $400 Gold= 16¢/lb
46¢
43¢
40¢
37¢
34¢
18¢
9¢
-0-¢
-10¢
-19¢
Fourth Quarter 2004 Gold Price
$300
$350
$400
$450
$500
$300
$350
$400
$450
$500

NOTE: Based on copper and gold sales of 1.0 billion lbs and 1.45 million ozs for 2004 (includes actuals for 1Q – 3Q and estimate for 4th quarter at various prices), and 1.5 billion lbs and 2.9 million ozs for 2005. Quarterly unit costs will vary significantly with quarterly metal sales volumes. Royalties are based on copper price of $1.30 per pound for the 4th quarter of 2004 and 2005. A 10¢ change in copper prices in 2005 would have a 0.4¢ impact per pound.

Unit Production Costs

THE STRENGTH OF OUR METALS

(per pound of copper)

Cash Unit Costs	9 mos. 2004	4th Qtr. 2004e	2004e [(1)]	2005e [(2)]
Site Production & Delivery	91¢	56¢	76¢	52¢
Royalties [(3)]	4	4	4	6
Treatment Charges	21	19	20	20
Gold/Silver Credits	(60)	(61)	(60)	(78)
Net Cash Unit Costs	56¢	18¢	40¢	-0-¢

(1) Estimate based on 1.0 billion pounds of copper and on 1.45 million ounces of gold with average pricing of $400 gold for balance of 2004.

(2) Estimate based on 1.5 billion pounds of copper and on 2.9 million ounces of gold with average pricing of $400 gold for 2005.

(3) Royalties are based on copper price of $1.30 per pound for the fourth quarter of 2004 and 2005. A 10¢ change in copper prices in 2005 would have a 0.4¢ impact per pound.

NOTE: Amounts above are projections. See Cautionary Statement.

Strong Cash Flow Generator – Operating Cash Flow Model Results – 2005e – 2007e Annual Averages

THE STRENGTH OF OUR METALS

($ in millions, except copper and gold prices)



Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.00 Copper
Operating Cash Flows
$1,000
$800
$600
$400
$200
$0
$0.90
$1.15
$1.40
$350
$400
$450
$400
$1.00

NOTE: Annual operating cash flows are averages (years 2005e – 2007e) and exclude working capital sources or uses. Year-to-year actual results will vary depending upon many factors including timing of metal mined and performance of smelter operations. Using copper and gold prices of $1.30/$400 for fourth quarter, 2004 cash flows would approximate $190 million (net of working capital changes), and 2005 cash flows would approximate $1 billion and average approximately $800 million for the 2005 – 2007 period.

e = estimate. Amounts are projections; see cautionary statement

Commodity Price Sensitivities
FCX Earnings & Cash Flow Annual Impacts


+$25/oz
Gold
15¢
$28
+10¢/lb
Copper
36¢
$65
Impact Per Share* (¢/share)
Impact ($ millions)

*EPS based on 178.5 million shares outstanding.

Note: Assumes average annual sales of 1.3 billion lbs. copper and 2.2 million ozs. gold.

Debt Maturities

($ in millions)

Total Debt @ 9/30/04	$2,014
Remaining 2004 Debt Maturities	($16)
Less Cash @ 9/30/04	($314)
Total After Cash	$1,684


$1,200
$900
$600
$300
$0
$74
$297
FCX PRC(1)
$96
$50
$48
$510
10⅛% Senior Notes
$578
7% Conv. Notes
Convert price: $30.87 per share
$345
2005
2006
2007
2008
2009
2010
2011
Thereafter
Infrastructure, Including Equip
Atlantic Copper
Senior Notes
Convertible Notes
Commodity Preferred

(1) *Commodity preferred maturity is based on book value.*

2005e – 2007e Average Annual Cash Flow After Capital Expenditures


($ in millions, except copper and gold prices)
$800
$600
$400
$200
$0
Copper Sensitivities with $400 Gold
Gold Sensitivities with $1.00 Copper
Available for additional debt reduction/ shareholder returns*
Current Annual Dividend of $1.00/share
Cash Dividend for 5½% Preferred
$0.90
$1.15
$1.40
$350
$400
$450
$400
$1.00
Excess Cash 3-Yr Total (in billions)
$0.3
$0.8
$1.3
$0.3
$0.5
$0.7

* Includes PT-FI 9.4% minority interest distributions

Financial Policy

THE STRENGTH OF OUR METALS

- Board Increased Annual Dividend From $0.80/Share to $1.00/Share in October 2004
  - Quarterly Dividend of $0.25
  - Equivalent to Approximately $179 Million per Annum Based on 179 Million Shares
- 16.6MM Shares Remain Under 20 Million Share Board Authorization for Open Market Purchase Program
  - 3.4 Million Shares Purchased for $99 Million in 2Q04
- Will Continue to Assess Appropriate Financial Policy

Summary

THE STRENGTH OF OUR METALS

- Important Operational Achievements
- Well-positioned With Long-lived Reserves
- Positive Long-term Outlook